UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-Q

Quarterly Schedule of Portfolio Holdings of

Registered Management Investment Company

Investment Company Act File Number: 811-04692

Emerging Markets Growth Fund, Inc.

(Exact Name of Registrant as Specified in Charter)

11100 Santa Monica Boulevard, 15th Floor

Los Angeles, California 90025

(Address of Principal Executive Offices)

Registrant's telephone number, including area code: (213) 486-9200

Date of fiscal year end: June 30

Date of reporting period: September 30, 2015

Laurie D. Neat

Emerging Markets Growth Fund, Inc.

11100 Santa Monica Boulevard, 15th Floor

Los Angeles, California 90025

(Name and Address of Agent for Service)

ITEM 1 – Schedule of Investments

Equity securities — 96.0%	Shares	Value (000)
Asia-Pacific — 64.3%
China — 25.4%
Anhui Conch Cement Co. Ltd.	4,404,254	$ 11,784
Anhui Conch Cement Co. Ltd. (Hong Kong)	3,500	10

Bank of China Ltd. (Hong Kong)	67,272,971	29,118

Beijing Enterprises Holdings Ltd. (Hong Kong)	7,464,500	45,042

China Everbright International Ltd. (Hong Kong)	31,973,000	45,070

China High Speed Transmission Equipment Group Co., Ltd. (Hong Kong)[1]	13,034,600	12,692

China Longyuan Power Group Corp., Ltd. (Hong Kong)	9,706,000	10,491

China Mengniu Dairy Co. (Hong Kong)	15,801,700	55,795

China Merchants Bank Co., Ltd. (Hong Kong)	6,987,000	17,024

China Modern Dairy Holdings Ltd. (Hong Kong)	88,258,000	27,071

China Overseas Grand Oceans Group, Ltd. (Hong Kong)	9,390,100	2,780

China Overseas Land & Investment Ltd. (Hong Kong)	35,606,000	108,662

China Pacific Insurance (Group) Co., Ltd. (Hong Kong)	17,848,600	66,103

China Resources Land Ltd. (Hong Kong)	15,895,937	37,589

China Unicom (Hong Kong) Ltd.	5,430,836	6,903

China Vanke Co. Ltd.	791,100	1,589
China Vanke Co. Ltd. (Hong Kong)	9,582,000	20,571

CRRC Corp. Ltd. (Hong Kong)[1]	5,159,000	6,609

EVA Precision Industrial Holdings Ltd. (Hong Kong)	41,940,000	8,249

Fosun International Ltd. (Hong Kong)	2,274,000	3,933

Goodbaby International Holdings Ltd. (Hong Kong)[1]	24,688,000	11,001

Great Wall Motor Co., Ltd. (Hong Kong)	7,678,500	8,620

Guangdong Investment Ltd. (Hong Kong)	2,886,000	4,318

Haitian International Holdings Ltd. (Hong Kong)	19,474,000	32,258

Honghua Group Ltd. (Hong Kong)[1]	11,317,000	871

Huaneng Power International, Inc. (Hong Kong)	35,266,000	38,265

Industrial and Commercial Bank of China Ltd. (Hong Kong)	17,575,708	10,190

Jiangsu Hengrui Medicine Co., Ltd.	5,714,988	41,632

Lenovo Group Ltd. (Hong Kong)	24,764,000	21,027

Longfor Properties Co., Ltd. (Hong Kong)	13,915,268	17,623

MicroPort Scientific Corp. (Hong Kong)[1]	5,325,404	2,117

Minth Group Ltd. (Hong Kong)	17,888,000	32,132

Nine Dragons Paper (Holdings) Ltd. (Hong Kong)	5,318,300	2,791

Sany Heavy Equipment International Holdings Co., Ltd. (Hong Kong)[1]	37,990,000	8,045

Shanghai Fosun Pharmaceutical (Group) Co., Ltd. (Hong Kong)	7,448,500	23,404

Shanghai Fudan-Zhangjiang Bio-Pharmaceutical Co., Ltd. (Hong Kong)	6,197,000	5,733

Shanghai Jahwa United Co., Ltd.	3,177,641	17,225

Shanghai Pharmaceutical (Group) Co., Ltd. (Hong Kong)	10,479,600	22,053

Shenguan Holdings Group Ltd. (Hong Kong)	37,170,000	4,810

Sino Biopharmaceutical Ltd. (Hong Kong)	28,956,000	36,050

Sinofert Holdings Ltd. (Hong Kong)	120,264,000	17,959

Tencent Holdings Ltd. (Hong Kong)	363,500	6,114

Weichai Power Co., Ltd. (Hong Kong)	1,564,354	1,467

Whirlpool China Co., Ltd.	5,399,904	9,447

Zhuzhou CSR Times Electric Co., Ltd. (Hong Kong)	2,917,000	21,693

		913,930

Hong Kong — 8.1%
AIA Group Ltd.	14,343,600	74,681

Cheung Kong Infrastructure Holdings Ltd.	4,625,000	41,486

Chow Sang Sang Holdings International Ltd.	1,821,235	3,660

Galaxy Entertainment Group Ltd.	6,632,000	17,032

Hilong Holding Ltd.	12,984,000	2,653

Equity securities — 96.0% (continued)	Shares	Value (000)
Asia-Pacific (continued)
Hong Kong (continued)
Jardine Matheson Holdings Ltd.	122,800	$ 5,805

Melco Crown Entertainment Ltd. (ADR)	2,505,600	34,477

MGM China Holdings Ltd.	4,094,800	4,767

Pacific Textiles Holdings Ltd.	1,267,000	1,728

Samsonite International SA	18,046,300	59,233

Sands China Ltd.	801,200	2,437

Stella International Holdings Ltd.	1,954,000	4,790

VTech Holdings Ltd.	301,600	3,586

Wynn Macau, Ltd.	28,945,200	33,191

		289,526

India — 12.7%
Apollo Hospitals Enterprise Ltd.	807,844	17,789
Apollo Hospitals Enterprise Ltd. (GDR)[2]	239,100	5,251

Bharat Electronics Ltd.	478,488	8,291

Bharti Airtel Ltd.	11,755,119	60,664

CRISIL Ltd.	104,294	2,916

Emami Ltd.	140,451	2,471

Glenmark Pharmaceuticals Ltd.	1,050,243	16,851

Godrej Consumer Products Ltd.	600,078	11,177

HDFC Bank Ltd.	2,522,019	49,372

Housing Development Finance Corp. Ltd.	2,890,450	53,550

ICICI Bank Ltd.	3,241,773	13,409
ICICI Bank Ltd. (ADR)	4,225,075	35,406

Info Edge (India) Ltd.	1,575,414	19,331

Infosys Ltd.	1,000,640	17,836

ITC Ltd.	2,034,894	10,246

Kotak Mahindra Bank Ltd.	1,178,100	11,666

Lupin Ltd.	417,835	12,967

Nestle India Ltd.	47,803	4,642

Steel Authority of India Ltd.	31,507,763	24,722

Sun Pharmaceutical Industries Ltd.[1]	1,256,555	16,668

Tata Steel Ltd.	3,916,406	12,738

Tech Mahindra Ltd.	2,461,388	20,952

Thermax Ltd.	331,403	4,303

Torrent Power Ltd.	2,146,550	5,847

United Spirits Ltd.[1]	47,240	2,234

VA Tech Wabag Ltd.	1,336,254	13,569

		454,868

Indonesia — 2.2%
Agung Podomoro Land Tbk PT1	149,831,700	3,073

Bank Mandiri (Persero) Tbk PT, Series B	16,312,192	8,851

Bank Rakyat Indonesia (Persero) Tbk PT	17,726,800	10,530

Elang Mahkota Teknologi Tbk PT	44,456,400	33,380

Matahari Department Store Tbk PT	5,449,700	6,004

Surya Citra Media Tbk PT	93,265,000	17,548

		79,386

Malaysia — 2.0%
Bumi Armada Bhd.	43,505,030	9,184

CIMB Group Holdings Bhd.	11,439,161	11,636

Genting Bhd.	4,990,100	8,264

IHH Healthcare Bhd.	19,524,400	26,527

IJM Corp. Bhd.	24,754,908	18,160

		73,771

Philippines — 0.4%
International Container Terminal Services, Inc.	7,388,598	11,889

Equity securities — 96.0% (continued)	Shares	Value (000)
Asia-Pacific (continued)
Philippines (continued)
SM Investments Corp.	224,580	$ 4,286

		16,175

Singapore — 1.1%
CapitaLand Retail China Trust	4,232,560	4,062

KrisEnergy Ltd.[1]	13,469,020	3,410

Olam International Ltd.	7,780,368	11,075
Olam International Ltd., warrants, expire 2018[1]	453,542	123

Yoma Strategic Holdings Ltd.[1]	75,702,183	19,534

		38,204

South Korea — 4.8%
Hana Financial Group Inc.	90,623	2,025

Hankook Tire Co., Ltd.	477,600	16,013

Hyundai Engineering & Construction Co., Ltd.	134,407	3,907

HYUNDAI MOBIS Co., Ltd.	28,024	5,444

Hyundai Motor Co.	273,359	38,020
Hyundai Motor Co., Series 2 preference	66,197	6,402

LG Household & Health Care Ltd.	25,309	18,283

LG Uplus Corp.	2,961,815	30,312

Orion Corp.	11,369	9,074

Samsung Electronics Co., Ltd. (GDR)[2]	61,409	29,069

Shinhan Financial Group Co., Ltd.	407,362	14,229

		172,778

Taiwan — 6.6%
Advantech Co., Ltd.	654,000	4,493

AirTAC International Group	4,032,850	21,389

CTCI Corp.	17,099,000	20,495

Delta Electronics, Inc.	12,159,348	57,319

Ginko International Co., Ltd.	1,498,000	15,166

Merida Industry Co., Ltd.	300	2

Taiwan Semiconductor Manufacturing Co., Ltd.	27,807,568	110,966

Yungtay Engineering Co., Ltd.	5,227,000	8,300

		238,130

Thailand — 1.0%
Bangkok Bank PCL, nonvoting depository receipt	5,521,300	24,392

Central Pattana PCL	5,461,800	6,738

KASIKORNBANK PCL	1,121,300	5,271

		36,401

Total Asia-Pacific		2,313,169

Latin America — 12.5%
Argentina — 0.7%
Grupo Financiero Galicia SA, Class B	5	—

YPF Sociedad Anónima, Class D (ADR)	1,587,500	24,178

		24,178

Brazil — 5.3%
Banco Bradesco SA, preferred nominative (ADR)	3,280,356	17,583

BM&FBOVESPA SA - Bolsa de Valores, Mercadorias e Futuros, ordinary nominative	13,309,100	37,196

BRF SA, ordinary nominative	75	1
BRF SA, ordinary nominative (ADR)	246,000	4,377

CCR SA, ordinary nominative	3,980,800	12,220

Gerdau SA (ADR)	809,300	1,109

Hypermarcas SA, ordinary nominative[1]	8,114,900	31,276

Itaú Unibanco Holding SA, preferred nominative (ADR)	3,142,845	20,806

QGEP Participacoes SA, ordinary nominative	4,702,000	7,258

TIM Participacoes SA, ordinary nominative	1,128,500	2,138
TIM Participacoes SA, ordinary nominative (ADR)	71,900	679

Usinas Siderúrgicas de Minas Gerais SA – Usiminas, Class A, preferred nominative	2,296,700	1,941

Vale SA, Class A, preferred nominative	2,466,800	8,288

Equity securities — 96.0% (continued)	Shares	Value (000)
Latin America (continued)
Brazil (continued)
Vale SA, Class A, preferred nominative (ADR)	10,590,900	$ 35,479

Wilson Sons Ltd. (BDR)	1,334,100	9,927

		190,278

Chile — 1.3%
Enersis SA	9,689,523	2,440
Enersis SA (ADR)	1,739,750	21,991

Inversiones La Construccion SA	1,901,502	20,508

		44,939

Mexico — 5.2%
América Móvil, SAB de CV, Series L (ADR)	4,341,500	71,852

CEMEX, SAB de CV, ordinary participation certificates, units (ADR)[1]	8,364,188	58,466

Fibra Uno Administracion, SA de CV	9,363,800	19,337

Grupo Comercial Chedraui, SAB de CV, Class B	2,180,000	5,680

Grupo Sanborns, SAB de CV, Series B1	3,682,600	5,899

Impulsora del Desarrollo y el Empleo en América Latina, SA de CV, Series B1[1]	12,661,244	24,768

Minera Frisco, SAB de CV, ordinary participation certificate, Series A1[1]	2,645,366	1,385

		187,387

Peru — 0.0%
Grana y Montero SAA (ADR)	454,000	1,807

Total Latin America		448,589

Eastern Europe and Middle East — 7.7%
Greece — 0.0%
Jumbo SA	169,119	1,487

Israel — 0.2%
Shufersal Ltd.[1]	2,567,201	6,103

Oman — 0.5%
bank muscat SAOG	11,928,079	16,919

Russia — 3.5%
Alrosa PJSC	21,555,091	19,162

Baring Vostok Private Equity Fund, LP1,3,4,5,6	11,783,118	7,597
Baring Vostok Private Equity Fund III, LP3,4,5,6	24,142,754	18,993
Baring Vostok Private Equity Fund IV, LP1,3,4,5,6	21,419,569	11,928
Baring Vostok Fund IV Supplemental Fund, LP1,3,4,5,6	37,951,580	21,515

Globaltrans Investment PLC (GDR)[1]	249,985	1,007

Magnit PJSC	20,509	3,647
Magnit PJSC (GDR)	177,810	8,513

Moscow Exchange MICEX-RTS PJSC	9,164,906	11,238

New Century Capital Partners, LP1,3,5	5,247,900	2,042

Rosneft Oil Company OJSC (GDR)	731,291	2,706

Sberbank of Russia	5,989,268	6,918

Surgutneftegas OJSC, preference	8,674,425	5,248

Yandex NV, Class A1	564,000	6,052

		126,566

Saudi Arabia — 0.9%
Saudi Basic Industries Corp., warrants, expire 2016[2]	1,159,188	24,319

Savola Group Co., warrants, expire 2017[2]	580,500	8,975

		33,294

Turkey — 1.5%
Akbank TAS	23,526,892	52,776

Aktas Elektrik Ticaret AS1	4,273	—

		52,776

United Arab Emirates — 1.1%
DP World Ltd.	1,133,619	24,140

Equity securities — 96.0% (continued)	Shares	Value (000)
Eastern Europe and Middle East (continued)
United Arab Emirates (continued)
First Gulf Bank PJSC	4,011,860	$ 15,253

		39,393

Total Eastern Europe and Middle East		276,538

Africa — 3.9%
South Africa — 3.9%
Barloworld Ltd.	79,830	435

Discovery Ltd.	3,116,598	31,030

Mr Price Group Ltd.	240,639	3,359

MTN Group Ltd.	335,597	4,321

Naspers Ltd., Class N	505,253	63,396

Shoprite Holdings Ltd.	2,514,057	28,554

Telkom SA SOC Ltd.	1,591,800	7,651

Total Africa		138,746

Other markets — 7.2%
Australia — 1.1%
Oil Search Ltd.	7,829,741	39,700

Austria — 0.5%
Vienna Insurance Group AG	552,924	16,283

Canada — 0.6%
Centerra Gold Inc.	2,328,300	13,155

First Quantum Minerals Ltd.	1,965,107	7,201

		20,356

Denmark — 0.2%
Carlsberg A/S, Class B	120,605	9,282

Italy — 0.2%
Tenaris SA (ADR)	334,400	8,062

Netherlands — 0.0%
Fugro NV, depository receipts[1]	81,589	1,445

Switzerland — 0.6%
Dufry AG1	191,072	22,406

United Kingdom — 1.3%
Glencore PLC[1]	2,273,464	3,168

Global Ports Investments PLC (GDR)	2,368,003	9,861

Lonmin PLC[1]	13,844,679	3,410

PZ Cussons PLC	3,613,400	15,906

SABMiller PLC	58,203	3,298

Sedibelo Platinum Mines Ltd.[1]	16,963,500	7,500

Tullow Oil PLC[1]	1,152,318	2,961

		46,104

United States of America — 2.7%
AES Corp.	2,094,500	20,505

Alibaba Group Holding Ltd. (ADR)[1]	264,400	15,592

Arcos Dorados Holdings, Inc., Class A	2,383,628	6,483

Cobalt International Energy, Inc.[1]	3,781,593	26,774

Ctrip.com International, Ltd. (ADR)[1]	135,773	8,578

JD.com, Inc., Class A (ADR)[1]	68,700	1,790

MercadoLibre, Inc.	188,200	17,138

		96,860

Total other markets		260,498

Multinational — 0.4%
Capital International Private Equity Fund IV, LP3,4,5,6	50,738,542	12,233

International Hospital Corp. Holding NV, Class A1,3,4	609,873	402
International Hospital Corp. Holding NV, Series B, cumulative convertible preferred[1,3,4]	622,354	411

Equity securities — 96.0% (continued)	Shares	Value (000)
Multinational (continued)
Pan-African Investment Partners II Ltd., Class A, preferred[1,3,4,5]	3,800	$ 98
Total Multinational		13,144

Total equity securities (cost: $3,603,335,000)		3,450,684

Bonds & notes — 0.5%	Principal amount (000)
Latin America — 0.5%
Brazil — 0.5%
Brazil (Federal Republic of), Series B, 6.00% 2050[7]	BRL 27	15,478
Marfrig Holdings (Europe) BV 8.375% 2018	$985	923
Marfrig Overseas Ltd. 9.50% 2020	1,272	1,247

Total Latin America		17,648

Asia-Pacific — 0.0%
China — 0.0%
Fu Ji Food and Catering Services Holdings Ltd., 0.00% convertible notes 2020[8]	CNY 93,400	—

Total Asia-Pacific		—

Eastern Europe and Middle East — 0.0%
Oman — 0.0%
bank muscat (SAOG) 3.50% convertible notes 2018	OMR 1,598	394
bank muscat (SAOG) 4.50% convertible notes 2016	144	40
bank muscat (SAOG) 4.50% convertible notes 2017	2,148	564

Total Eastern Europe and Middle East		998

Total bonds & notes (cost: $33,713,000)		18,646

Short-term securities — 1.8%
Corporate short-term notes — 0.9%
General Electric Co. 0.10% due 10/1/2015	$24,300	24,300
Mitsubishi UFJ Trust & Banking Corp. 0.20% due 11/16/2015[2]	6,900	6,898
Discount notes — 0.9%
Federal Home Loan Bank 0.95% due 10/2/2015	19,700	19,700
Federal Home Loan Mortgage Corp. 0.16% due 2/3/2016	13,100	13,093
Total short-term securities (cost: $63,991,000)		63,991

Total investment securities — 98.3% (cost:$3,701,039,000 )		3,533,321

Other assets less liabilities — 1.7%		60,771
Net assets — 100.0%		$ 3,594,092

Investments in affiliates

If the fund owns more than 5% of the outstanding voting securities of an issuer, the fund’s investment in that issuer represents an investment in an affiliate as defined in the Investment Company Act of 1940. In addition, Capital International Private Equity Fund IV, LP is considered an affiliate since this issuer has the same investment adviser as the fund. A summary of the fund’s transactions in the securities of affiliated issuers during the three months ended September 30, 2015, is as follows (dollars in thousands):

					Dividend	Value of
	Beginning			Ending	and interest	affiliates at
Issuer	shares	Additions	Reductions	shares	income	9/30/2015

Baring Vostok Private Equity Fund[9]	11,783,118	—	—	11,783,118	$ —	$ 7,597
Baring Vostok Private Equity Fund III[9]	24,142,754	—	—	24,142,754	855	18,993
Baring Vostok Capital Partners IV9	59,058,574	312,575	—	59,371,149	—	33,443
Capital International Private Equity Fund IV9	50,724,946	13,596	—	50,738,542	306	12,233
International Hospital	1,232,227	—	—	1,232,227	—	813
Pan-African Investment Partners II	3,800	—	—	3,800	—	98
					$1,161	$73,177

[1]	Security did not produce income during the last 12 months.
[2]	Acquired in a transaction exempt from registration under Rule 144A or section 4(2) of the Securities Act of 1933 (not including purchases of securities that were publicly offered in the primary local market but were not registered under U.S. securities laws). May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities was $74,512,000, which represented 2.07% of the net assets of the fund.
[3]	Acquired through a private placement transaction exempt from registration under the Securities Act of 1933. May be subject to legal or contractual restrictions on resale. Further details on these holdings appear below.
[4]	This issuer represents investment in an affiliate as defined in the Investment Company Act of 1940. This definition includes, but is not limited to, issuers in which the fund owns more than 5% of the outstanding voting securities. Capital International Private Equity Fund IV, LP is also considered an affiliate since this issuer has the same investment adviser as the fund.
[5]	Cost and market value do not include prior distributions to the fund from income or proceeds realized from securities held by the private equity fund. Therefore, the cost and market value may not be indicative of the private equity fund’s performance. For private equity funds structured as limited partnerships, shares are not applicable and therefore the fund’s interest in the partnerships is reported.
[6]	Excludes an unfunded capital commitment representing an agreement which obligates the fund to meet capital calls in the future. Capital calls can only be made if and when certain requirements have been fulfilled; thus, the timing and the amount of such capital calls cannot readily be determined.
[7]	Index-linked bond whose principal amount moves with a government retail price index.
[8]	Scheduled interest and/or principal payment was not received
[9]	For private equity funds structured as limited partnerships, shares are not applicable and therefore the fund’s interest in the partnerships is reported.

Private placement securities Acquisition
date  Cost
(000)  Value
(000) Percent
of net
assets Baring Vostok Fund IV Supplemental Fund, LP 10/8/2007 34,972 21,515 .60% Baring Vostok Private Equity Fund III, LP 3/30/2005 18,460 18,993 .53% Baring Vostok Private Equity Fund IV, LP 4/25/2007 19,344 11,928 .33% Baring Vostok Private Equity Fund, LP 12/15/2000 2,656 7,597 .21% Capital International Private Equity Fund IV, LP 3/29/2005 14,403 12,233 .34% International Hospital Corp. Holding NV, Class A 9/25/1997 8,011 402 .01% International Hospital Corp. Holding NV, Series B, cumulative convertible preferred 2/12/2007 3,504 411 .01% New Century Capital Partners, LP 12/7/1995 436 2,042 .06% Pan-African Investment Partners II Ltd., Class A, preferred 6/20/2008 7,142 98 .00% Total private placement securities 108,928 75,219 2.09%

Valuation disclosures

Capital International, Inc., the fund’s investment adviser, values the fund’s investments at fair value as defined by U.S.GAAP. The net asset value of the fund is generally determined as of approximately 4.00 p.m. New York time each day the New York Stock Exchange is open. Prior to October 31, 2014, the net asset value of the fund was only determined on the last business day of each week and month except on any day on which the New York Stock Exchange was closed for trading.

Methods and inputs — The fund’s investment adviser uses the following methods and inputs to establish the fair value of the fund’s assets and liabilities. Use of particular methods and inputs may vary over time based on availability and relevance as market and economic conditions evolve.

Equity securities are generally valued at the official closing price of, or the last reported sale price on, the exchange or market on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Prices for each security are taken from the principal exchange or market on which the security trades.

Fixed-income securities, including short-term securities, are generally valued at prices obtained from one or more pricing vendors. Vendors value such securities based on one or more of the inputs described in the following table. The table provides examples of inputs that are commonly relevant for valuing particular classes of fixed-income securities in which the fund is authorized to invest. However, these classifications are not exclusive and any of the inputs may be used to value any other class of fixed-income security.

Fixed-income class	Examples of standard inputs
All	Benchmark yields, transactions, bids, offers, quotations from dealers and trading systems, new issues, spreads and other relationships observed in the markets among comparable securities; and proprietary pricing models such as yield measures calculated using factors such as cash flows, financial or collateral performance and other reference data (collectively referred to as “standard inputs”)
Corporate bonds & notes; convertible securities	Standard inputs and underlying equity of the issuer
Bonds & notes of governments & government agencies	Standard inputs and interest rate volatilities

When the fund’s investment adviser deems it appropriate to do so (such as when vendor prices are unavailable or not deemed to be representative), fixed-income securities will be valued in good faith at the mean quoted bid and ask prices that are reasonably and timely available (or bid prices, if ask prices are not available) or at prices for securities of comparable maturity, quality and type.

Securities with both fixed-income and equity characteristics, or equity securities traded principally among fixed-income dealers, are generally valued in the manner described for either equity or fixed-income securities, depending on which method is deemed most appropriate by the fund’s investment adviser. Forward currency contracts are valued at the mean of representative quoted bid and ask prices, generally based on prices supplied by one or more vendors. As of September 30, 2015, the fund did not have any open over-the-counter (“OTC”) forward currency contracts. The average month-end notional amount of open OTC forward currency contracts while held was $114,748,000.

Securities and other assets for which representative market quotations are not readily available or are considered unreliable by the fund’s investment adviser are fair valued as determined in good faith under fair valuation guidelines adopted by authority of the fund’s board of directors as further described. The investment adviser follows fair valuation guidelines, consistent with U.S. Securities and Exchange Commission rules and guidance, to consider relevant principles and factors when making fair value determinations. The investment adviser considers relevant indications of value that are reasonably and timely available to it in determining the fair value to be assigned to a particular security, such as the type and cost of the security; contractual or legal restrictions on resale of the security; relevant financial or business developments of the issuer; actively traded similar or related securities; conversion or exchange rights on the security; related corporate actions; significant events occurring after the close of trading in the security; and changes in overall market conditions. In addition, the closing prices of equity securities that trade in markets outside U.S. time zones may be adjusted to reflect significant events that occur after the close of local trading but before the net asset value of the fund is determined. Fair valuations and valuations of investments that are not actively trading involve judgment and may differ materially from valuations that would have been used had greater market activity occurred.

Processes and structure — The fund’s board of directors has delegated authority to the fund’s investment adviser to make fair value determinations, subject to board oversight. The investment adviser has established a Joint Fair Valuation Committee (the “Fair Valuation Committee”) to administer, implement and oversee the fair valuation process, and to make fair value decisions. The Fair Valuation Committee regularly reviews its own fair value decisions, as well as decisions made under its standing instructions to the investment adviser’s valuation teams. The Fair Valuation Committee reviews changes in fair value measurements from period to period and may, as deemed appropriate, update the fair valuation guidelines to better reflect the results of back testing and address new or evolving issues. The Fair Valuation Committee reports any changes to the fair valuation guidelines to the audit committee with supplemental information to support the changes. The fund’s audit committee also regularly reviews reports that describe fair value determinations and methods.

The fund’s investment adviser has also established a Fixed-Income Pricing Review Group to administer and oversee the fixed-income valuation process, including the use of fixed-income pricing vendors. This group regularly reviews pricing vendor information and market data. Pricing decisions, processes and controls over security valuation are also subject to additional internal reviews, including an annual control self-evaluation program facilitated by the investment adviser’s compliance group.

Classifications — The fund’s investment adviser classifies the fund’s assets and liabilities into three levels based on the inputs used to value the assets or liabilities. Level 1 values are based on quoted prices in active markets for identical securities. Level 2 values are based on significant observable market inputs, such as quoted prices for similar securities and quoted prices in inactive markets. Certain securities trading outside the U.S. may transfer between Level 1 and Level 2 due to valuation adjustments resulting from significant market movements following the close of local trading. Level 3 values are based on significant unobservable inputs that reflect the investment adviser’s determination of assumptions that market participants might reasonably use in valuing the securities. The valuation levels are not necessarily an indication of the risk or liquidity associated with the underlying investment. For example, U.S. government securities are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market. The following tables present the fund’s valuation levels as of September 30, 2015 (dollars in thousands):

	Investment securities

	Level 1[1]	Level 2[1,2]	Level 3	Total
Assets:
Equity securities:
Asia-Pacific	$119,255	$2,167,242	$ 26,672	$2,313,169
Latin America	448,589	—	—	448,589
Eastern Europe and Middle East	6,052	208,411	62,075	276,538
Africa	—	138,746	—	138,746
Other markets	125,278	127,720	7,500	260,498
Multinational	—	—	13,144	13,144
Bonds & notes:
Latin America	—	17,648	—	17,648
Asia-Pacific	—	—	—	—
Eastern Europe and Middle East	—	998	—	998
Short-term securities	—	63,991	—	63,991
Total	$699,174	$2,724,756	$109,391	$3,533,321

[1]	Securities with a value of $2,503,263,000 which represented 69.65% of the net assets of the fund, transferred from Level 1 to Level 2 since the prior fiscal year-end, primarily due to significant market movements following the close of local trading.
[2]	Level 2 and Level 3 include securities with an aggregate value of $2,739,720,000 which represented 76.23% of the net assets of the fund, that were fair valued under guidelines adopted by authority of the fund's board of directors. Of this amount, securities with an aggregate value of $2,591,785,000 were fair valued as a result of significant market movements following the close of local trading.

The following table reconciles the valuation of the fund’s Level 3 investment securities and related transactions during the three months ended September 30, 2015 (dollars in thousands):

  Beginning value at 7/1/2015 Gross transfers
into Level 33 Purchases   Sales Net
realized gain/(loss) Net
unrealized depreciation Gross transfers out of Level 33 Ending value at
9/30/2015 Private equity funds $ 98,554 $ — $ 326 $(10,634) $ 5,599 $(19,439) $ — $ 74,406 Other Securities4 23,335 35,120 811 (3) (1,291) (10,440) (12,547) 34,985
Total $121,889 $35,120 $1,137 $(10,637) $ 4,308 $(29,879) $(12,547) $109,391
Net unrealized depreciation during the period on Level 3 investment securities held at September 30, 2015 (dollars in thousands): $(31,123)

3 Transfers into and out of Level 3 are based on the beginning market value of the quarter in which they occurred.

4 Represents less than 1% of portfolio securities as of September 30, 2015.

The fund owns an interest in multiple private equity funds, which are considered alternative investments and are classified as Level 3 investment securities. The private equity funds are fair valued using the net asset value based on the fund’s financial statements adjusted for known company or market events, updated market pricing for underlying securities, and/or fund transactions (i.e., drawdowns and distributions) and may include other unobservable inputs.

The other unobservable inputs used in the fair value measurements of the fund’s private equity investments are directional adjustments based on relevant market data (such as significant movement of a country-specific exchange-traded fund or index after the financial statement date of the private equity fund). Significant increases (decreases) of these inputs could result in significantly higher (lower) fair valuation. There were no other unobservable inputs as of September 30, 2015.

The following table lists the characteristics of the alternative investments held by the fund as of September 30, 2015 (dollars in thousands):

Investment type	Investment strategy	Fair value	Unfunded commitment*	Remaining life†	Redemption terms	Unobservable input(s)	Range
Private equity funds	Primarily private sector equity investments (i.e., expansion capital, buyouts) in emerging markets	$74,406	$10,948	≤ 1 to 3 years	Redemptions are not permitted. These funds distribute proceeds from the liquidation of underlying assets of the funds.	Market index adjustment	0 to 16%

*	Unfunded capital commitments represent agreements which obligate the fund to meet capital calls in the future. Payment would be made when a capital call is requested. Capital calls can only be made if and when certain requirements have been fulfilled; thus, the timing of such capital calls cannot readily be determined.
†	Represents the remaining life of the fund term of the estimated period of liquidation.

 Federal income tax information (dollars in thousands)

Gross unrealized appreciation on investment securities	$599,711
Gross unrealized depreciation on investment securities	(875,714)
Net unrealized depreciation on investment securities	(276,003)
Cost of investment securities	3,809,324

Key to abbreviations

ADR	—	American Depositary Receipts
BDR	—	Brazilian Depositary Receipts
GDR	—	Global Depositary Receipts
BRL	—	Brazilian reais
CNY	—	Chinese yuan
OMR	—	Omani rials

Investments are not FDIC-insured, nor are they deposits of or guaranteed by a bank or any other entity, so they may lose value.

Investors should carefully consider the investment objectives, risks, charges and expenses of Emerging Markets Growth Fund, Inc. This and other important information is contained in the prospectus, which can be obtained from Capital or your relationship manager and should be read carefully before investing.

ITEM 2 – Controls and Procedures

The Registrant’s Principal Executive Officer and Principal Financial Officer have concluded, based on their evaluation of the Registrant’s disclosure controls and procedures (as such term is defined in Rule 30a-3 under the Investment Company Act of 1940), that such controls and procedures are adequate and reasonably designed to achieve the purposes described in paragraph (c) of such rule.

There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the Registrant’s last fiscal quarter that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 3 – Exhibits

The certifications required by Rule 30a-2 of the Investment Company Act of 1940 and Section 302 of the Sarbanes-Oxley Act of 2002 are attached as exhibits hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

EMERGING MARKETS GROWTH FUND, INC.

By __/s/ Victor D. Kohn__________________________
Victor D. Kohn, President and Chief Executive Officer

Date: November 27, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By __/s/ Victor D. Kohn__________________________
Victor D. Kohn, President and Chief Executive Officer

Date: November 27, 2015

By __/s/ Brian C. Janssen_________________________
Brian C. Janssen, Treasurer

Date: November 27, 2015